[Front]                                C                             Exhibit 4.1
                                    BRIDGE


NUMBER                 C-BRIDGE INTERNET SOLUTIONS, INC.                  SHARES
C            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERRABLE IN
BOSTON, MA OR NEW YORK, NY

                                                            SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                            CUSIP 12500B 10 5

THIS IS TO CERTIFY THAT



IS THE OWNER OF


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                                  $.01 EACH OF


=====================  C-BRIDGE INTERNET SOLUTIONS, INC.  ======================

transferable upon the books of the Company in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of The State of Delaware and to the Certificate of Incorporation and By-laws of the Company as from time to time amended.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, C-bridge Internet Solutions, Inc. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

  Dated:

                                     [Seal]
  -------------------------------------            -----------------------------
         VP-Finance and Administration,                            President and
  Chief Financial Officer and Treasurer                  Chief Executive Officer



COUNTERSIGNED AND REGISTERED:
                    BankBoston, N.A.
                         TRANSFER AGENT AND REGISTRAR

BY

                              AUTHORIZED SIGNATURE

[Reverse Side]
                       C-BRIDGE INTERNET SOLUTIONS, INC.

THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST WITHOUT CHARGE THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -   as tenants in common              UNIF GIFT MIN ACT- _________Custodian ________
TEN ENT   -   as tenants by the entireties                           (Cust)            (Minor)
JT TEN    -   as joint tenants with right of                       under Uniform Gifts to Minors
              survivorship and not as tenants                      Act ________________
              in common                                                     (State)

    Additional abbreviations may also be used though not in the above list.



For value received, __________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
      [             ]


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------------


           ---------------------------------------------------------------------
  NOTICE:  THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
    WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:
                        --------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.